EXHIBIT 99.1

ADTRAN Holdings, Inc. Reports Preliminary Earnings for the Fourth Quarter of 2022 and Declares Quarterly Cash Dividend

HUNTSVILLE, Ala. — (February 20, 2023) — ADTRAN Holdings, Inc., (NASDAQ: ADTN and FSE: QH9) (“ADTRAN Holdings” or the “Company”), today announced preliminary and unaudited financial results for the fourth quarter of 2022. All figures in this release are approximate due to the preliminary nature of the announcement. For the quarter, preliminary revenue was $358.3 million. Preliminary net income inclusive of the non-controlling interest for the fourth quarter of 2022 was $35.0 million. Preliminary net income attributable to the Company for the fourth quarter of 2022 was $38.9 million and preliminary diluted earnings per share attributable to the Company was $0.49. Inclusive of non-controlling interests, preliminary non-GAAP net income was $15.7 million. Preliminary non-GAAP net income attributable to the Company was $9.9 million and preliminary non-GAAP diluted earnings per share attributable to the Company was $0.12. Non-GAAP net income and non-GAAP earnings per share exclude acquisition related expenses, amortizations, adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, certain asset impairments, restructuring expenses, changes in valuation allowance related to our deferred tax assets, and the tax effect of these adjustments to net income. The reconciliations between the non-GAAP net income measures presented herein and the respective equivalent GAAP financial measures are set forth in the tables provided below.

ADTRAN Holdings Chairman and Chief Executive Officer Tom Stanton stated, “Fourth quarter revenue was in the lower side of our guidance range at $358.3 million, as strength in optical networking solutions helped to offset delays in new product introductions. The supply environment has improved year-over-year, which had a positive effect on our gross margins. We also expect supply bottlenecks to continue to alleviate during 2023. Our strong growth in the EMEA region underlines our increased global presence with greater customer diversity as we move into an unprecedented network upgrade cycle.”

The Company also announced that its Board of Directors declared a cash dividend for the fourth quarter of 2022. The quarterly cash dividend of $0.09 per common share is to be paid to the Company’s stockholders of record as of the close of business on March 7, 2023. The ex-dividend date is March 6, 2023, and the payment date will be March 21, 2023.

The information contained in this press release is preliminary. Final results for the fourth quarter ended December 31, 2022 will be released on March 1, 2023.

The Company confirmed that it will hold a conference call to discuss its preliminary fourth quarter results on Tuesday, February 21, 2023, at 9:30 a.m. Central Time or 4:30 p.m. Central European Time. ADTRAN Holdings will webcast this conference call. To listen, simply visit our Investor Relations site at investors.adtran.com approximately 10 minutes prior to the start of the call, click on the event “ADTRAN Holdings Releases 4th Quarter 2022 Financial Results and Earnings Call”, and click on the Webcast link.

An online replay of the Company’s conference call, as well as the text of the Company's conference call, will be available on the Investor Relations site approximately 24 hours following the call and will remain available for at least 12 months. For more information, visit investors.adtran.com or email at investor.relations@adtran.com.

About ADTRAN Holdings, Inc.

ADTRAN Holdings, Inc. is the parent company of ADTRAN, Inc., a wholly owned subsidiary and a leading global provider of open, disaggregated networking and communications solutions. ADTRAN Holdings is also the largest shareholder of ADVA, a European headquartered network innovator that empowers operators to deliver the cloud and mobile services that are vital to today’s society.

Cautionary Note Regarding Forward-Looking Statements

Statements contained in this press release which are not historical facts, such as those relating to strategy, outlook and financial guidance, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can also generally be identified by the use of words such as “believe,” “expect,” “intend,” “estimate,” “anticipate,” “will,” “may,” “could” and similar expressions. In addition, ADTRAN Holdings, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. All such projections and other forward-looking information speak only as of the date hereof, and ADTRAN Holdings undertakes no duty to publicly update or revise such forward-looking information, whether as a result of new information, future events, or otherwise, except to the extent as may be required by law. All such forward-looking statements are necessarily estimates and reflect management’s best judgment based upon current information. Actual events or results may differ materially from those anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual events or results to differ materially from those estimated by ADTRAN Holdings include, but are not limited to: (i) risks and uncertainties related to manufacturing and supply chain constraints, including as a result of the continued impact of the SARS-CoV-2 coronavirus/COVID-19 global pandemic ; (ii) risks and uncertainties related to the completed business combination between the Company, ADTRAN and ADVA, including risks related to the ability to successfully integrate the ADTRAN’s and ADVA’s businesses, the disruption of management time from ongoing business operations due to integration efforts following the business combination, and the risk that ADTRAN Holdings may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; (iii) the risk of fluctuations in revenue due to lengthy sales and approval processes required by major and other service providers for new products; (iv) the risk posed by potential breaches of information systems and cyber-attacks; (v) the risks that ADTRAN may not be able to effectively compete, including through product improvements and development; and (vi) other risks set forth in ADTRAN Holdings’ public filings made with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 and Form 10‑Q for the quarterly period ended September 30, 2022, as well as its Form 10‑K for the year ended December 31, 2022 to be filed with the SEC.

Additionally, the financial measures presented herein are preliminary estimates and are subject to risks and uncertainties, including, among others, changes in connection with quarter-end adjustments. Any variation between the Company’s actual results and the preliminary financial information set forth herein may be material.

Explanation of Use of Non-GAAP Financial Measures

Set forth in the tables below are reconciliations of gross profit, gross margin, operating expenses, operating loss, other income (expense), net income inclusive of the non-controlling interest, net income attributable to the Company, net loss attributable to the no-controlling interest and earnings (loss) per share - basic and diluted, attributable to the Company, in each case as reported based on generally accepted accounting principles in the United States (“GAAP”), to non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP other income, non-GAAP net income inclusive of the non-controlling interest, non-GAAP net income attributable to the Company, non-GAAP net income attributable to the non-controlling interest, and non-GAAP earnings per share - basic and diluted, attributable to the Company, respectively. Such non-GAAP measures exclude acquisition related expenses, amortizations and adjustments (consisting of intangible amortization of backlog, developed technology, customer relationships, and trade names acquired in connection with business combinations and amortization of inventory fair value adjustments), stock-based compensation expense, amortization of pension actuarial losses, deferred compensation adjustments, certain asset impairments, restructuring expenses, changes in valuation allowance related to our deferred tax assets, and the tax effect of these adjustments to net income. These measures are used by management in our ongoing planning and annual budgeting processes. Additionally, we believe the presentation of non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating expenses, non-GAAP operating income, non-GAAP other income, non-GAAP net income inclusive of the non-controlling interest, non-GAAP net income attributable to the Company, non-GAAP net income attributable to the non-controlling interest, and non-GAAP earnings per share - basic and diluted, attributable to the Company, when combined with the presentation of the most directly comparable GAAP financial measure, is beneficial to the overall understanding of ongoing operating performance of the Company.

These non-GAAP financial measures are not prepared in accordance with, or an alternative for, GAAP and therefore should not be considered in isolation or as a substitution for analysis of our results as reported under GAAP. Additionally, our calculation of non-GAAP measures may not be comparable to similar measures calculated by other companies.

Investor Services/Assistance:

Rhonda Lambert/256-963-7450

Investor.relations@adtran.com

Condensed Consolidated Balance Sheets

(Preliminary, Unaudited)

(In thousands)

ASSETS	December 31, 2022	December 31, 2021
Current Assets
Cash and cash equivalents	$108,644	$56,603
Restricted cash	—	215
Short-term investments	340	350
Accounts receivable, net	279,436	158,742
Other receivables	32,831	11,228
Inventory, net	427,531	139,891
Prepaid expenses and other current assets	33,577	9,296
Total Current Assets	882,359	376,325
Property, plant and equipment, net	111,493	55,766
Deferred tax assets, net	6,210	9,079
Goodwill	381,724	6,968
Intangibles, net	401,211	19,293
Other non-current assets	66,203	30,971
Long-term investments	32,665	70,615
Total Assets	$1,881,865	$569,017
LIABILITIES AND EQUITY
Current Liabilities
Accounts payable	$237,699	$102,489
Revolving credit agreements outstanding	95,936	—
Notes payable	24,598	—
Unearned revenue	41,193	17,737
Accrued expenses and other liabilities	35,235	13,673
Accrued wages and benefits	44,882	14,900
Income tax payable, net	9,032	6,560
Total Current Liabilities	488,575	155,359
Non-current unearned revenue	19,239	9,271
Pension liability	10,624	11,402
Deferred compensation liability	26,668	31,383
Non-current lease obligations	22,807	3,269
Other non-current liabilities	10,339	1,231
Total Liabilities	578,252	211,915
Equity
Common stock	781	797
Additional paid-in capital	895,834	288,946
Accumulated other comprehensive income (loss)	46,713	(11,914)
Retained earnings	55,338	740,820
Treasury stock	(4,125)	(661,547)
Non-controlling interest	309,072	—
Total Equity	1,303,613	357,102
Total Liabilities and Equity	$1,881,865	$569,017

Condensed Consolidated Statements of Income (Loss)

(Preliminary, Unaudited)

(In thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2022	2021	2022	2021
Revenue
Network Solutions	$317,487	$138,809	$916,793	$498,834
Services & Support	40,784	15,349	108,743	64,170
Total Revenue	358,271	154,158	1,025,536	563,004
Cost of Revenue
Network Solutions	233,925	91,797	647,105	307,841
Services & Support	16,943	7,926	51,179	36,786
Total Cost of Revenue	250,868	99,723	698,284	344,627
Gross Profit	107,403	54,435	327,252	218,377
Selling, general and administrative expenses	78,243	35,141	208,889	124,414
Research and development expenses	61,570	26,532	173,757	108,663
Asset impairment	464	—	17,433	—
Operating Loss	(32,874)	(7,238)	(72,827)	(14,700)
Interest and dividend income	1,355	1,957	2,123	2,844
Interest expense	(2,010)	(16)	(3,437)	(34)
Net investment (loss) gain	(587)	(1,181)	(11,339)	1,761
Other income, net	11,568	1,151	14,517	3,824
Loss Before Income Taxes	(22,548)	(5,327)	(70,963)	(6,305)
Income tax benefit (expense)	57,503	1,137	62,075	(2,330)
Net Income (Loss)	$34,955	$(4,190)	$(8,888)	$(8,635)
Less: Net Loss attributable to non-controlling interest	(3,926)	—	(6,851)	—
Net Income (Loss) attributable to ADTRAN Holdings, Inc.	$38,881	$(4,190)	$(2,037)	$(8,635)

Weighted average shares outstanding – basic	77,659	48,914	62,346	48,582
Weighted average shares outstanding – diluted	79,243	48,914	62,346	48,582

Earnings (Loss) per common share attributable to ADTRAN Holdings, Inc. – basic	$0.50	$(0.09)	$(0.03)	$(0.18)
Earnings (Loss) per common share attributable to ADTRAN Holdings, Inc. – diluted	$0.49	$(0.09)	$(0.03)	$(0.18)

Condensed Consolidated Statements of Cash Flows

(Preliminary, Unaudited)

(In thousands)

	Twelve Months Ended December 31,
	2022	2021
Cash flows from operating activities:
Net (Loss) Income	$(8,888)	$(8,635)
Adjustments to reconcile net (loss) income to net cash provided by (used in) operating activities:
Depreciation and amortization	67,553	16,084
Asset impairments	17,433	—
Amortization of debt issuance cost	288	—
Amortization of net discount on available-for-sale investments	19	108
Loss (gain) on investments	9,826	(5,127)
Net loss on disposal of property, plant and equipment	85	4
Stock-based compensation expense	28,322	7,480
Deferred income taxes	(62,388)	(1,784)
Inventory reserves	(7,250)	(5,029)
Change in operating assets and liabilities:
Accounts receivable, net	788	(60,864)
Other receivables	(20,088)	9,752
Inventory	(68,349)	(10,638)
Prepaid expenses other current assets and other assets	(6,367)	(7,146)
Accounts payable	28,105	53,270
Accrued expenses and other liabilities	(20,483)	10,063
Income taxes payable	(2,151)	5,470
Net cash (used in) provided by operating activities	(43,545)	3,008
Cash flows from investing activities:
Purchases of property, plant and equipment	(18,453)	(5,669)
Proceeds from sales and maturities of available-for-sale investments	51,661	50,466
Purchases of available-for-sale investments	(23,899)	(35,031)
Proceeds from beneficial interests in securitized accounts receivable	1,126	—
Proceeds from disposals of property, plant and equipment	561	—
Insurance proceeds received	—	500
Acquisition of business, net of cash acquired	44,003	—
Net cash provided by investing activities	54,999	10,266
Cash flows from financing activities:
Tax withholdings related to stock-based compensation settlements	(6,070)	(1,860)
Proceeds from stock option exercises	6,904	6,431
Dividend payments	(22,885)	(17,529)
Proceeds from draw on revolving credit agreements	141,887	10,000
Repayment of revolving credit agreements	(48,000)	(10,000)
Payment of debt issuance cost	(3,015)	—
Excess tax benefits from stock-based compensation arrangements	(4,253)	—
Repayment of notes payable	(17,702)	—
Net cash provided by (used in) financing activities	46,866	(12,958)
Net increase (decrease) in cash and cash equivalents	58,320	316
Effect of exchange rate changes	(6,494)	(3,677)
Cash, cash equivalents and restricted cash, beginning of year	56,818	60,179
Cash, cash equivalents and restricted cash, end of year	$108,644	$56,818

Supplemental disclosure of cash financing activities
Cash paid for interest	$1,728	$13
Cash used in operating activities related to operating leases	$5,229	$1,892
Supplemental disclosure of non-cash investing activities
Right-of-use assets obtained in exchange for lease obligations	$3,410	$1,875
Purchases of property, plant and equipment included in accounts payable	$1,165	$638
ADVA common shares exchanged in acquisition	$565,491	$—
ADVA options assumed in acquisition	$12,769	$—
Non-controlling interest related to ADVA	$316,415	$—

Supplemental Information

Reconciliation of Preliminary Gross Profit and Preliminary Gross Margin to

Preliminary Non-GAAP Gross Profit and Preliminary Non-GAAP Gross Margin

(Unaudited)

(In thousands)

	Three Months Ended					Twelve Months Ended
	December 31, 2022		September 30, 2022		December 31, 2021	December 31, 2022		December 31, 2021
Net Income (loss) attributable to ADTRAN Holdings, Inc.	$358,271		$340,709		$154,158	$1,025,536		$563,004

Cost of Revenue	$250,868		$237,682		$99,723	$698,284		$344,627
Acquisition-related expenses, amortizations and adjustments	(31,577)	(1)	(25,530)	(3)	—	(57,108)	(5)	(12)
Stock-based compensation expense	(1,287)	(2)	(1,269)	(4)	(154)	(2,876)	(6)	(543)
Pension adjustments	144		(59)		—	85		—
Restructuring expenses	(8)		—		—	(8)		(15)
Non-GAAP Cost of Revenue	$218,140		$210,824		$99,569	$638,377		$344,057

Gross Profit	$107,403		$103,027		$54,435	$327,252		$218,377
Non-GAAP Gross Profit	$140,131		$129,885		$54,589	$387,159		$218,947

Gross Margin	30.0%		30.2%		35.3%	31.9%		38.8%
Non-GAAP Gross Margin	39.1%		38.1%		35.4%	37.8%		38.9%

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $31.6 million is included in total cost of revenue, on the condensed consolidated statements of income (loss).

(2) Includes $1.0 million of cost of revenue expenses incremental stock-based award modification expense related to the business combination on the condensed consolidated statements of income (loss).

(3) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $25.5 million is included in total cost of revenue, on the condensed consolidated statements of income (loss).

(4) Includes $1.0 million of cost of revenue expenses incremental stock-based award modification expense related to the business combination on the condensed consolidated statements of income (loss).

(5) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $57.1 million is included in total cost of revenue, on the condensed consolidated statements of income (loss).

(6) Includes $2.0 million of cost of revenue expenses incremental stock-based award modification expense related to the business combination on the condensed consolidated statements of income (loss).

Supplemental Information

Reconciliation of Preliminary Operating Expenses to Preliminary Non-GAAP Operating Expenses

(Unaudited)

(In thousands)

	Three Months Ended						Twelve Months Ended
	December 31, 2022		September 30, 2022		December 31, 2021		December 31, 2022		December 31, 2021
Operating Expenses	$139,813		$134,076		$61,673		$382,646		$233,077
Acquisition-related expenses, amortizations and adjustments	(8,328)	(1)	(14,780)	(6)	(6,529)	(9)	(27,561)	(12)	(15,988)	(16)
Stock-based compensation expense	(11,095)	(2)	(10,862)	(7)	(1,869)	(10)	(25,418)	(13)	(6,937)	(17)
Restructuring expenses	(1,618)	(3)	—		(102)	(11)	(1,620)	(14)	(395)	(18)
Pension adjustments	43	(4)	(185)	(8)	—		(142)	(15)	—
Deferred compensation adjustments	(168)	(5)	740	(5)	2	(5)	7,005	(5)	(2,089)	(5)
Non-GAAP Operating Expenses	$118,647		$108,989		$53,175		$334,910		$207,668

(1) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $7.8 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(2) $9.4 million is included in selling, general and administrative expenses and $1.7 million is included in research and development expenses on the condensed consolidated statements of income (loss). Includes $7.3 million in selling, general and administrative expenses and $0.6 million is included in research and development expenses incremental stock-based award modification expense related to the business combination.

(3) $0.1 is included in selling, general and administrative expenses and $1.5 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(4) $0.2 million is included in selling, general and administrative expenses and ($0.3) million is included in research and development expenses on the condensed consolidated statements of income (loss).

(5) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of income (loss).

(6) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $14.3 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(7) $9.2 million is included in selling, general and administrative expenses and $1.7 million is included in research and development expenses on the condensed consolidated statements of income (loss). Includes $7.3 million in selling, general and administrative expenses and $0.6 million is included in research and development expenses incremental stock-based award modification expense related to the business combination.

(8) Less than $0.1 million is included in selling, general and administrative expenses and $0.1 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(9) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $6.0 million is included in selling, general and administrative expenses and $0.5 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(10) $1.3 million is included in selling, general and administrative expenses and $0.6 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(11) Less than $0.1 million is included in selling, general and administrative expenses and less than $0.1 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(12) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $25.6 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(13) $20.8 million is included in selling, general and administrative expenses and $4.6 million is included in research and development expenses on the condensed consolidated statements of income (loss). Includes $14.6 million in selling, general and administrative expenses and $1.2 million is included in research and development expenses incremental stock-based award modification expense related to the business combination.

(14) $0.1 is included in selling, general and administrative expenses and $1.5 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(15) $0.3 million is included in selling, general and administrative expenses and ($0.2) million is included in research and development expenses on the condensed consolidated statements of income (loss).

(16) Includes intangible amortization of backlog, inventory fair value adjustments, developed technology, customer relationships, and trade names acquired in connection with business combinations, and certain one-time transaction expenses of which $14.1 million is included in selling, general and administrative expenses and $1.9 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(17) $4.6 million is included in selling, general and administrative expenses and $2.3 million is included in research and development expenses on the condensed consolidated statements of income (loss).

(18) $0.2 is included in selling, general and administrative expenses and $0.2 million is included in research and development expenses on the condensed consolidated statements of income (loss).

Supplemental Information

Reconciliation of Preliminary Operating Loss to Preliminary Non-GAAP Operating Income

(Unaudited)

(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Operating Loss	$(32,874)	$(48,018)	$(7,238)	$(72,827)	$(14,700)
Acquisition related expenses, amortizations and adjustments	39,904	40,310	6,529	84,667	15,999
Asset impairments	463	16,969	—	17,432	—
Stock-based compensation expense	12,383	12,131	2,023	28,295	7,480
Pension adjustments	(187)	244	—	57	—
Restructuring expenses	1,627	—	102	1,629	411
Deferred compensation adjustments (1)	168	(740)	(2)	(7,005)	2,089
Non-GAAP Operating Income	$21,484	$20,896	$1,414	$52,248	$11,279

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees, all of which is included in selling, general and administrative expenses on the condensed consolidated statement of income (loss).

Supplemental Information

Reconciliation of Preliminary Other Income (Expense) to Preliminary Non-GAAP Other Income

(Unaudited)

(In thousands)

	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Interest and dividend income	$1,355	$347	$1,957	$2,123	$2,844
Interest expense	(2,010)	(1,303)	(16)	(3,437)	(34)
Net investment (loss) gain	(587)	(2,691)	(1,181)	(11,339)	1,761
Other income (expense), net	11,568	2,494	1,151	14,517	3,824
Total Other Income (Expense)	$10,326	$(1,153)	$1,911	$1,864	$8,395
Deferred compensation adjustments (1)	(349)	1,124	673	6,211	(864)
Pension expense (2)	77	81	263	333	1,088
Non-GAAP Other Income	$10,054	$52	$2,847	$8,408	$8,619

(1) Includes non-cash change in fair value of equity investments held in the ADTRAN Holdings, Inc. Deferred Compensation Program for Employees.

(2) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.

Supplemental Information

Reconciliation of Preliminary Net Income (Loss) inclusive of Non-Controlling Interest to

Preliminary Non-GAAP Net Income (Loss) inclusive of Non-Controlling Interest

(Unaudited)

and

Reconciliation of Preliminary Net Loss attributable to Non-Controlling Interest to

Preliminary Non-GAAP Net Income attributable to Non-Controlling Interest

(Unaudited)

and

Reconciliation of Preliminary Net Income (Loss) attributable to ADTRAN Holdings, Inc. and

Preliminary Earnings (Loss) per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted to

Preliminary Non-GAAP Net Income attributable to ADTRAN Holdings, Inc. and

Preliminary Non-GAAP Earnings per Common Share attributable to ADTRAN Holdings, Inc. – Basic and Diluted

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended			Twelve Months Ended
	December 31, 2022	September 30, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Net Income (loss) attributable to ADTRAN Holdings, Inc.	$38,881	$(41,934)	$(4,190)	$(2,037)	$(8,635)
Plus: Net Loss attributable to non-controlling interest (1)	(3,926)	(2,925)	—	(6,851)	—
Net Income (loss) inclusive of non-controlling interest	$34,955	$(44,859)	$(4,190)	$(8,888)	$(8,635)
Acquisition related expenses, amortizations and adjustments	39,904	40,310	6,529	84,667	15,999
Asset impairments	463	16,969	—	17,432	—
Stock-based compensation expense	12,383	12,131	2,023	28,295	7,480
Valuation allowance	(60,908)	3,182	333	(45,358)	4,746
Deferred compensation adjustments(2)	(182)	383	673	(794)	1,225
Pension adjustments(3)	(109)	325	263	390	1,088
Restructuring expenses	1,627	—	102	1,629	411
Tax effect of adjustments to net income (loss)	(12,463)	(16,245)	(1,016)	(29,892)	(3,947)
Non-GAAP Net Income inclusive of non-controlling interest	$15,670	$12,196	$4,717	$47,481	$18,367
Less: Non-GAAP Net Income attributable to non-controlling interest (1)	5,769	4,486	—	10,255	—
Non-GAAP Net Income attributable to ADTRAN Holdings, Inc.	$9,901	$7,710	$4,717	$37,226	$18,367

GAAP Net Loss attributable to non-controlling interest (1)	$(3,926)	$(2,925)	$—	$(6,851)	$—
Acquisition related expenses, amortizations and adjustments	9,039	7,120	—	16,159	—
Restructuring expenses	402	—	—	402	—
Stock-based compensation expense	300	231	—	531	—
Pension adjustments(3)	(46)	60	—	14	—
Non-GAAP Net Income attributable to non-controlling interest (1)	$5,769	$4,486	$—	$10,255	$—

Weighted average shares outstanding – basic	77,659	73,036	48,914	62,346	48,582
Weighted average shares outstanding – diluted	79,243	73,036	48,914	62,346	48,582

Earnings (loss) per common share attributable to ADTRAN Holdings, Inc. - basic	$0.50	$(0.57)	$(0.09)	$(0.03)	$(0.18)
Earnings (loss) per common share attributable to ADTRAN Holdings, Inc. - diluted	$0.49	$(0.57)	$(0.09)	$(0.03)	$(0.18)

Non-GAAP Earnings per common share attributable to ADTRAN Holdings, Inc. - basic	$0.13	$0.11	$0.10	$0.60	$0.38
Non-GAAP Earnings per common share attributable to ADTRAN Holdings, Inc. - diluted	$0.12	$0.11	$0.10	$0.60	$0.38

(1) Represents the non-controlling interest portion of the Company's ownership of ADVA.

(2) Includes non-cash change in fair value of equity investments held in deferred compensation plans offered to certain employees.

(3) Includes amortization of actuarial losses related to the Company's pension plan for employees in certain foreign countries.